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                                                                   Exhibit 10.43

                          INSURANCE AUTO AUCTIONS, INC.
                            2003 STOCK INCENTIVE PLAN



1. ESTABLISHMENT AND PURPOSE.

The Insurance Auto Auctions, Inc. 2003 Stock Incentive Plan (the "Plan") is established by Insurance Auto Auctions, Inc. (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of June 18, 2003, subject to approval by the Company's stockholders within 12 months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective date.

Certain terms used herein are defined as set forth in SECTION 10.

2. ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee appointed by the Board; provided, however, that, if at any time no Committee has been appointed, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

         (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

         (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

         (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

         (d)  to approve forms of agreement for use under the Plan;



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         (e)  to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

         (f) subject to SECTION 8(A), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

         (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

         (h)  to determine the Fair Market Value; and

         (i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under SECTION 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.


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3. STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this SECTION 3, the number of shares of Stock that may be delivered under the Plan shall not exceed 2,191,256 shares of Stock, which equals the number of shares of Stock that are and may become available under the 1991 Plan. Of these 2,191,256 shares of Stock, however, only 683,241 are immediately available for Awards under the Plan. If and when any of the outstanding awards relating to the shares of Stock under the 1991 Plan terminate, expire, lapse or are otherwise canceled, those authorized shares of Stock will then become available for Awards under the Plan.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this SECTION 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 500,000 shares.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4. STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the




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Company and its subsidiaries (within the meaning of Section 424(f) of the Code).
To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this SECTION 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

         (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

         (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

         (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.



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         (d)  Method of Exercise. Subject to the provisions of this SECTION 4,
              Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

              The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

              If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

              No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefore has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

         (e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of



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              such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this SECTION 4(E) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

         (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
              Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of




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              services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (j) Exception to Termination. Notwithstanding anything in this Plan to the contrary, if an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.



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         (k)  Participant Loans. Unless otherwise prohibited by law for either the Company or the Optionee, the Administrator may in its discretion authorize the Company to:

              (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

              (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

              The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

         (l) Automatic Grants To Directors. Notwithstanding anything in this Plan to the contrary, each non-employee Director shall automatically be granted nonstatutory options ("Automatic Option Grants") to purchase the following number of shares of Stock (subject to adjustment hereunder) on the dates and pursuant to the terms and conditions set forth below: (i) each person who is first elected or appointed as a non-employee Director shall receive, on the effective date of such initial election or appointment, an Automatic Option Grant to purchase 10,000 shares of Stock, and
              (ii) on the last business day of the second quarter (the "Automatic Grant Date") of each fiscal year of the Company, each individual who is at that time serving as a non-employee Director shall receive an Automatic Option Grant to purchase an additional 5,000 shares of Stock, or any other number not to exceed 10,000 shares as may be set by the Administrator from time to time; provided, however, that an individual who is first elected or appointed as a non-employee Director shall not receive his or her first Automatic Option Grant for 5,000 shares under this subparagraph (l)(ii) until the last business day of the second quarter of the fiscal year immediately following the fiscal year of his or her initial election or appointment to the Board.

              Notwithstanding anything in this Plan to the contrary, the terms applicable to each Automatic Option Grant shall be as follows:

              (i) The exercise price per share of Stock shall be equal to 100% of the Fair Market Value of one share of Stock on the date of grant;

              (ii) Each Automatic Option Grant shall have a maximum term of ten
                   (10) years, measured from the date of grant;



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              (iii) Unless otherwise provided herein, each Automatic Option
                    Grant shall become exercisable as to twenty-five percent (25%) of the option shares on the last business day of the fiscal quarter immediately following the date of grant and as to an additional twenty-five percent (25%) of the option shares on the last business day of each of the next three
                    (3) fiscal quarters thereafter, provided the Optionee continues to serve as a Director;

              (iv)  The Stock Option shall terminate three (3) months (twelve
                    (12) months in the case of cessation by reason of Disability or death) after the Optionee ceases to serve as a Director unless the Stock Option would terminate sooner hereunder. In the case of death, the Stock Option may be exercised within the applicable period by the estate or heirs of the Optionee; and

              (v) The exercisability of the Stock Option shall be subject to the acceleration provisions contained in this Plan.


5. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this SECTION 5, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
SECTION 5. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

              (i) Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of
                    SECTION 4 and this SECTION 5.



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              (ii)  Upon the exercise of a Stock Appreciation Right, a
                    Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) such value per share of Stock as shall be determined by the Administrator at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis), or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

              (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with SECTION 4(E).

6. STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

              (i)   cash or cash equivalents;

              (ii)  past services rendered to the Company or any Affiliate; or

              (iii) future services to be rendered to the Company or any
                    Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).



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

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

7. CHANGE IN CONTROL PROVISIONS.

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

              (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

              (ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

              (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

              (iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

                    (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                    (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

                    (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

                    (D) Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

              (v) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.



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

         (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

              (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
                    Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,
                    (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and
                    (3) of subsection (iii) of this SECTION 7(B); or

              (ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this SECTION 7(B), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

              (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and

                    Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 30% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

              (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this SECTION 7(B), assuming for this purpose that such transaction were a Corporate Transaction.

         (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

8. MISCELLANEOUS.

         (a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

              The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

         (b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

         (c)  General Provisions.

              (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                    All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

              (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

              (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

              (v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

              (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

              (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

              (viii) If any payment or right accruing to a Participant under this Plan (without the application of this SECTION
                     (8)(C)(VIII)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this SECTION 8(C)(VIII) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

              (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

              (x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

              (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

              (xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

              (xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

              (xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

              (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

              (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Illinois (other than its law respecting choice of law).

9. DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit a Participant to:

         (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

         (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

         (c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this SECTION 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this SECTION 9.

10. DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

         (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

         (b) "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

         (c)  "Board" means the Board of Directors of the Company.

         (d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (f) "Commission" means the Securities and Exchange Commission or any successor agency.

         (g) "Committee" means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3, an "outside director" under Section 162(m) of the Code and an "independent director" as defined by the Sarbanes-Oxley Act of 2002 and the NASDAQ Rules.

         (h) "Company" means Insurance Auto Auctions, Inc., an Illinois corporation.

         (i)  "Director" means a member of the Company's Board of Directors.

         (j) "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

         (k)  "Effective Date" means June 18, 2003.

         (l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on Nasdaq (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

         (o) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

         (p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
              Section 422 of the Code.

         (q) "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

         (r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (s)  "Optionee" means a person who holds a Stock Option.

         (t)  "Participant" means a person granted an Award.

         (u) "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or
              (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

         (v) "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

         (w) "Stock" means the common stock, par value $0.001 per share, of the Company.

         (x)  "Stock Appreciation Right" means a right granted under SECTION 5.

         (y) "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

         (z)  "Stock Option" means an option granted under SECTION 4.

         (aa) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

         (bb) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to
              Section 422(b)(6) of the Code.

         (cc) "1991 Plan" means the Insurance Auto Auctions, Inc. 1991 Stock Option Plan as restated and amended through June 19, 2002.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.